                                                                   EXHIBIT 99.11

DEBTOR: CAT II, INC.                                 CASE NUMBER: 01-10968 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: CAT II, INC.                                 CASE NUMBER: 01-10968 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

  Attachment 1             Summary of Bank and Investment Accounts

  Attachment 2             Schedule of Receipts and Disbursements

  Attachment 3             Bank and Investment Account Statements

  Attachment 4             Income Statement

  Attachment 5             Balance Sheet

  Attachment 6             Summary of Due To/Due From Intercompany Accounts

  Attachment 7             Accounts Receivable Aging

  Attachment 8             Accounts Payable Detail

  Attachment 9             Notes to January 2002 Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                                   CAT II, Inc.
 Summary                      Case No: 01-10968 (EIK)                 UNAUDITED
 CAT II, Inc                For Month Of January, 2002

                                        Balances
                             ------------------------------    Receipts &             Bank
                                Opening          Closing      Disbursements        Statements          Account
 Account                     As Of 1/01/02    As Of 1/31/02     Included            Included         Reconciled
 -------                     -------------    -------------   -------------        ----------        ----------
 No Bank Or Investment            NA               NA              NA                  NA                NA
 Accounts

                            Receipts & Disbursements               Attachment 2
                                  CAT II, Inc.
 Summary                     Case No: 01-10968 (EIK)
 CAT II, Inc.              For Month Of January, 2002
 Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements    Attachment 3
                                  CAT II, Inc.
 Summary                     Case No: 01-10968 ,(EIK)
 CAT II, Inc.               For Month Of January, 2002
 Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US Serf OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

 currency USD
  Company=59 (CAT - AHC)

                                                                    PTD-Actual
                                                                      JAN-02
                                                                    ----------
 Revenue
   Gross Revenue                                                       0.00
   Allowances                                                          0.00

                                                                       ----
   Net Revenue                                                         0.00

 Operating Expenses
   Air                                                                 0.00
   Hotel                                                               0.00
   Commissions                                                         0.00
   Onboard Expenses                                                    0.00
   Passenger Expense                                                   0.00
   Vessel Expenses                                                     0.00
   Layup/Drydock Expense                                               0.00
   Vessel Insurance                                                    0.00

                                                                       ----
   Total Operating Expenses                                            0.00
                                                                       ----

   Gross Profit                                                        0.00
 SG&A Expenses
    Sales & Marketing                                                  0.00
    Pre-Opening Costs                                                  0.00

                                                                       ----
  Total SG&A Expenses                                                  0.00

                                                                       ----

   EBITDA
                                                                       0.00
   Depreciation                                                        0.00

                                                                       ----
   Operating Income                                                    0.00

   Other Expense/(Income)
   Interest Income                                                     0.00
   Interest Expense                                                    0.00
   Equity in Earnings for Sub                                          0.00
   Reorganization expenses                                             0.00

                                                                       ----
   Total Other Expense/(Income)                                        0.00

                                                                       ----
   Net Pretax Income/(Loss)                                            0.00

                                                                       ----
   Income Tax Expense                                                  0.00

                                                                       ----
   Net Income/(Loss)                                                   0.00

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
 Company=59 (CAT - AHC)

                                                                YTD-Actual                   YTD-Actual
                                                                  JAN-02                       OCT-01
                                                               ------------                 ------------
 ASSETS

        Cash and Equivalent                                            0.00                         0.00

        Restricted Cash                                                0.00                         0.00

        Marketable Securities                                          0.00                         0.00

        Accounts Receivable                                            0.00                   256,467.70

        Inventories                                                    0.00                         0.00

        Prepaid Expenses                                       2,109,063.46                 1,904,155.44

        Other Current Assets                                           0.00                         0.00

                                                               ------------                 ------------
               Total Current Assets                            2,109,063.46                 2,160,623.14

        Fixed Assets                                                   0.00                         0.00

        Accumulated Depreciation                                       0.00                         0.00
                                                               ------------                 ------------
               Net Fixed Assets                                        0.00                         0.00

        Net Goodwill                                                   0.00                         0.00

        Intercompany Due To/From                               2,068,624.58                 1,958,103.81

        Net Deferred Financing Fees                                    0.00                         0.00

        Net Investment in Subsidiaries                                 0.00                         0.00

        Other Non Current Assets                                       0.00                         0.00

                                                               ------------                 ------------
               Total Other Assets                              2,068,624.58                 1,958,103.81

                                                               ------------                 ------------
               Total Assets                                    4,177,688.04                 4,118,726.95

                                                               ------------                 ------------

                              AMCV US Srri OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
   Company=59 (CAT - AHC)


                                                               YTD-Actual                   YTD-Actual
                                                                 JAN-02                       OCT-01
                                                              ------------                 ------------
LIABILITIES


       Accounts Payable                                               0.00                         0.00

       Accrued Liabilities                                            0.00                         0.00

       Deposits                                                       0.00                         0.00

                                                              ------------                 ------------
              Total Current Liabilities                               0.00                         0.00

       Long Term Debt                                                 0.00                         0.00

       Other Long Term Liabilities                              917,296.83                   939,123.43

                                                              ------------                 ------------
              Total Liabilities                                 917,296.83                   939,123.43

 OTHER
        Liabilities Subject to Compromise                             0.00                         0.00

                                                              ------------                 ------------
              Total Other                                             0.00                         0.00

 OWNER'S EQUITY

       Common Stock                                                  10.00                        10.00

       Add'1 Paid In Capital                                  2,919,930.15                 2,919,930.15

       Current Net Income (Loss)                                      0.00                  (735,590.03)

       Retained Earnings                                        340,451.06                   995,253.40

                                                              ------------                 ------------
              Total Owner's Equity                            3,260,391.21                 3,179,603.52

                                                              ------------                 ------------
              Total Liabilities & Equity                      4,177,688.04                 4,118,726.95

                                                              ------------                  -----------

                                  CAT II, Inc.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                                Beginning                                              Ending
Affiliate Name                               Case Number         Balance             Debits            Credits         Balance
                                             -----------    ----------------       ---------           --------    --------------
American Classic Voyages Co.                   01-10954     (15,962,339.03)         2,922.41           3,176.41    (15,962,593.03)
AMCV Cruise Operations, Inc.                   01-10967      (9,637,982.06)                _                 --     (9,637,982.06)
The Delta Queen Steamboat Co.                  01-10970             100.00                --                 --            100.00
Great River Cruise Line, L.L.C                 01-10963          (1,025.41)               --                 --         (1,025.41)
Cruise America Travel, Incorporated            01-10966         (23,133.53)               --                 --        (23,133.53)
Cape May Light, L.L.C                          01-10961          (2,038.56)               --                 --         (2,038.56)
Project America, Inc.                               N/A          (1,925.90)               --                 --         (1,925.90)
Oceanic Ship Co.                                    N/A      15,529,527.96                --                 --     15,529,527.96
Ocean Development Co.                          01-10972         362,391.82                --                 --        362,391.82
Great Hawaiian Properties Corporation          01-10971            (570.94)               --                 --           (570.94)
American Hawaiian Properties Corporation       01-10976           3,675.11                --                 --          3,675.11
Great Independence Ship Co.                    01-10969      11,802,199.12                --                 --     11,802,199.12
                                                            ---------------------------------------------------------------------
                                                              2,068,878.58          2,922.41           3,176.41      2,068,624.58
                                                            =====================================================================

                                  CAT II, Inc.

                            Accounts Receivable Aging
                             As of January 31, 2002

                                  Attachment 7

                                 Not Applicable

                                  CAT II, Inc.

                             Accounts Payable Detail
                             As of January 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: CAT II, INC.                                 CASE NUMBER: 01-10968 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Amount represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.